UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	September 17, 2014 (September 17, 2014)

CLARCOR Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

840 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
(Address of principal executive offices)

Registrant’s telephone number, including area code:	615-771-3100

No Change
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

CLARCOR Inc. (the "Company") hereby amends its Current Report on Form 8-K filed by the Company earlier today (the "Prior Filing"), for the purpose of correcting various date references on the cover page and signature page of the Prior Filing which were inadvertently included in the Prior Filing. The attachments to the Prior Filing included in Exhibit 99.1, consisting of the Company's press release dated September 17, 2014 and accompanying financial statements, were correct in the Prior Filing, and except as described herein, there are no changes or modifications to the Prior Filing.

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On September 17, 2014, CLARCOR Inc., a Delaware corporation (NYSE: CLC) (the “Company”), issued a press release disclosing the Company’s financial results for the third quarter of its 2014 fiscal year (ended August 30, 2014).

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 – Press Release dated September 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR Inc.
(Registrant)

September 17, 2014	By	/s/ RICHARD M. WOLFSON
(Date)		Richard M. Wolfson
Vice President, General Counsel and Secretary